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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-KSB

                         PURSUANT TO SECTION 13 or 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  June 24, 2002

                        Commission File Number 33-7764-C

INTERACTIVE GAMING & COMMUNICATIONS INC.
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(Exact Name of Registrant as specified in its charter)

DELAWARE                                                      23-28338676
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation of organization)

528 DEKALB STREET, NORRISTOWN, PA 19401
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(Address of principal executive offices)

Registrant's telephone number, including area code:           (610) 277-0180

Securities registered pursuant to Section 12 (g) of the Act:
                                         COMMON STOCK, PAR VALUE $.001 PER SHARE

Title of each class                    Name of each exchange on which registered
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CLASS A COMMON STOCK                             NASDAQ BULLETIN BOARD

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 of 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

         (1) Yes   X       No
                ----         -------

         (2) Yes   X       No
                ----         -------

ITEM 5. OTHER EVENTS

Registrant announces that, for health reasons, Lawrence Elliott Hirsch resigned as President, CEO and Counsel.

Gregory R. Noonan, Esq. was elected President and CEO and appointed to the Board of Directors subject to ratification by Shareholders.

The company has changed address as shown above.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interactive Gaming & Communications Inc.
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/s/ Gregory R. Noonan
President, Chief Executive Officer                            June 24, 2002